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                                                                   Exhibit 10.13



 List of Contents of Exhibits and Schedules to the Royal Surplus Lines Insurance
                   Company Administrative Services Agreement



   Exhibits                              Description
   --------                              -----------

Exhibit A                          Administrative Services Intellectual
                                   Property License Agreement

Exhibit B                          RSA Reinsurance Security Guidelines

Exhibit C                          Form of Report Required Pursuant to
                                   Section 7.1



  Schedules                              Description
  ---------                              -----------

Schedule 4.5(a)                    Levels of Treaty Reinsurance